                                                                    EXHIBIT 99.4


                                 I.H.C.S., INC.
                                 Balance Sheet
                                 March 31, 1996
                                  (Unaudited)




             ASSETS

Current assets:
   Cash and cash equivalents                    $  300,129
   Premiums receivable                             722,886
   Due from affiliates                             531,158
                                                ----------
   Total current assets                          1,554,173
Investments                                        177,279
                                                ----------
                                                $1,731,452
                                                ==========

     LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Short-term bank debt                         $  100,000
   Claims payable                                  220,487
   Due to affiliates                               202,725
   Accounts payable                                 12,913
   Accrued expenses                                338,101
   Income taxes payable                             44,902
   Unearned premiums                                54,736
                                                ----------
  Total current liabilities                        973,864
                                                ----------
Subordinated debt                                   59,063
                                                ----------
Shareholders' equity:
  Common stock                                     100,000
  Retained earnings                                598,525
                                                ----------
    Total shareholders' equity                     698,525
                                                ----------
                                                $1,731,452
                                                ==========



The accompanying notes are an integral part of these financial statements.

                                 I.H.C.S., INC.
                            Statements of Operations
               For the Three Months Ended March 31, 1996 and 1995
                                  (Unaudited)



                                                          1996        1995
                                                          ----        ----
  Revenues:
    Premiums                                            $3,228,115  2,045,162
    Investment income, net                                   2,069      3,077
                                                        ----------  ---------
       Total revenue                                     3,230,184  2,048,239
                                                        ----------  ---------
  Expenses:
    Selling, general, and administrative                   100,575     31,802
    Administrative and other expenses to affiliate         968,434    409,187
    Professional services                                2,044,951  1,556,015
    Depreciation                                                          900
    Interest                                                 3,360      6,056
                                                        ----------  ---------
       Total expenses                                    3,117,320  2,003,960
                                                        ----------  ---------

    Income before income taxes                             112,864     44,279
    Income tax expense                                      45,294          -
                                                        ----------  ---------
       Net income                                       $   67,570     44,279
                                                        ==========  =========


  Earnings per share                                    $    67.57      44.28
                                                        ==========  =========

  Weighted average common shares outstanding                 1,000      1,000
                                                        ==========  =========



   The accompanying notes are an integral part of these financial statements.

                                 I.H.C.S., INC.
                            Statements of Cash Flows
               For the Three Months Ended March 31, 1996 and 1995
                                  (Unaudited)



                                                           1996       1995
                                                        ---------   --------
   Cash flows from operating activities:
   Net Income                                           $  67,570     44,279
   Adjustments to reconcile net income to net cash
      provided by (used in) operating activities:
      Unrealized appreciation in investments                          (5,905)
      Depreciation                                                       900
      Non-cash interest on subordinated debt                1,246      1,233
      Changes in assets and liabilities:
          Premiums receivable                            (154,375)     8,609
          Prepaid expenses                                            (2,179)
          Other assets                                     15,851      2,971
          Accounts payable                                 12,913          -
          Accrued expenses                                 13,015    102,588
          Income taxes payable                             44,902     (4,432)
          Unearned revenue                                 24,088    (36,784)
          Due from/to affiliates                         (462,955)    (5,013)
                                                        ---------   --------
   Net cash provided by (used in) operating activities   (437,745)   106,267
                                                        ---------   --------

   Net cash used in financing activities--repayment of
      short-term bank debt                                      -   (119,215)
                                                        ---------   --------

   Decrease in cash and cash equivalents                 (437,745)   (12,948)
   Cash and cash equivalents, beginning of period         737,874    102,346
                                                        ---------   --------
   Cash and cash equivalents, end of period             $ 300,129     89,398
                                                        =========   ========

   Supplemental disclosures of cash flow information:
   Cash paid during the period for:
      Interest                                          $   2,114      6,056
                                                        =========   ========

      Income taxes                                      $     392          -
                                                        =========   ========



The accompanying notes are an integral part of these financial statements.

                                 I.H.C.S., INC.
                         Notes to Financial Statements
                                 March 31, 1996

1.  BASIS OF PRESENTATION

The unaudited balance sheet as of March 31, 1996 and the unaudited statements of operations and cash flows for the three months ended March 31, 1996 and 1995, in the opinion of management, have been prepared on the same basis as the audited financial statements and include all significant adjustments, consisting of normal recurring adjustments, necessary for the fair presentation of the results of the interim periods. The data disclosed in these notes to the financial statements for these periods are also unaudited. The financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto as of December 31, 1995 and 1994, and the years then ended. Operating results of I.H.C.S., Inc. for the three months ended March 31, 1996 and 1995, are not necessarily indicative of the results that may be expected for the entire years ending December 31, 1996 and 1996, respectively.

2.  SUBSEQUENT EVENT

     On May 8, 1996, I.H.C.S., Inc. and its affiliate, Dental Care Plus Management, Corp., were sold to CompDent Corporation for aggregate consideration of approximately $38 million.